                                                                    EXHIBIT 99.1

Contacts:  Herman Chin                           Christine Rogers
           Public Relations                      Investor Relations
           631-962-1163                          631-962-1160
           herman.chin@falconstor.com            christine.rogers@falconstor.com

              FALCONSTOR ANNOUNCES FIRST QUARTER FINANCIAL RESULTS
               REVENUES INCREASE 60% FROM SAME PERIOD A YEAR AGO;
                            BREAKEVEN ON AN EPS BASIS

MELVILLE,  N.Y., April 27,  2005--FalconStor  Software,  Inc. (Nasdaq:  FALC), a
leading  provider of network  storage  software  solutions,  today announced its financial results for the first quarter ended March 31, 2005.

For the first quarter of 2005, revenues increased 60% to $8.4 million,  compared with $5.3 million for the same period a year ago.  Operating  expenses increased
13% from $7.7 million in Q1 2004 to $8.7 million in Q1 2005.  The Company  broke even on a diluted net loss per share basis  compared with a diluted net loss per share of $0.05 for the same period a year ago. Net loss for the quarter was $0.1 million compared with a net loss of $2.2 million for the first quarter of 2004.

Deferred revenue increased 86% from $3.3 million at the end of the first quarter
2004 to $6.1 million at the end of the first quarter 2005. The Company generated
$0.9 million in cash from operations and  repurchased  125,000 shares during the first quarter at an aggregate cost of $0.9 million.  Cash, cash  equivalents and marketable securities decreased $0.2 million from $34 million as of December 31,
2004 to $33.8 million as of March 31, 2005.

"In addition to the increase in GAAP revenues,  the growth of deferred  revenues reflects the faith of IT managers in our technology  road map and in our ability to support their  mission-critical  businesses," said ReiJane Huai, Chairman and
CEO  of  FalconStor   Software.   "We  believe  the  solid  foundation  we  have
established,  along with continued investment in R&D, Support Infrastructure and
Channel  Development  will enable the further  expansion  of our channel and OEM business."

RECENT HIGHLIGHTS:
FalconStor  continues to sign new customers for its network  storage  solutions, receive industry  recognition for its channel  efforts,  and advance its product portfolio.

o     FalconStor   continued  to  receive   accolades   from  leading   industry
      publications,   including  recognition  by  the  editors  of  CMP  Media's
      VARBusiness magazine as one of North America's top  information-technology vendors. FalconStor received a Five-Star Rating,  acknowledging the robust features of its programs for IT  integrators,  resellers and  consultants, and Wendy Petty,  FalconStor  vice  president  of sales,  was named one of
      North  America's "Top 75 Executives"  for IT  distribution  channels.  CMP
      Media's  GovernmentVAR  magazine  included  Tom Schmit,  FalconStor  sales director,  public sector,  as part of its "2005  Government  Execs - 10 to
      Watch." This coincided with  FalconStor's  launch of its Federal  Business
      Partner Program.

o     FalconStor  started  shipping  the next  generation  of its iSCSI  Storage
      Server software  solution built on Microsoft  Windows Storage Server 2003, providing comprehensive disaster recovery,  superior disk-based backup and rapid data restore to Windows  customers.  The Company also announced that
      its  flagship  software  product,   IPStor(R)  Enterprise  Edition,  fully
      supports and leverages the Cisco MDS 9000 Series SANTap Service to deliver network assisted storage services,  such as continuous data protection and replication, backup consolidation and acceleration, and data migration and cloning, to optimize the availability of mission-critical applications.

o     FalconStor further cultivated its relationships with solutions integrators worldwide,  including  Advanced  Technology and Systems Co., Ltd.  (ADTX),
      based  in  Japan,   which  extended  its  existing  OEM  partnership  with
      FalconStor by introducing its new VT-AN400 Series, powered by FalconStor's
      VirtualTape Library solution;  and eSeSIX Computer GmbH, a leading storage reseller and distributor based in Pfaffenhofen,  which is offering turnkey
      appliances,   powered  by   FalconStor's   IPStor   software,   delivering
      intelligent backup and rapid recovery services in Germany.

o     New customers from the financial, healthcare, legal and telecommunications sectors continued to select FalconStor solutions for continuous protection and availability of mission-critical  data. Key customers announced in the first quarter  included:  SD WORX,  Belgium's  leading payroll  processing company;  Roche Diagnostics GmbH, a world leader in in-vitro  diagnostics;
      Styrian Hospitals Authority Ltd. (KAGes);  Addleshaw Goddard, a leading UK law practice;  and Cable & Wireless,  a leading global  telecommunications company.

The company will host a conference  call on  Wednesday,  April 27th at 4:30 p.m.
Eastern  Time, to discuss the results.  To  participate  in the call,  dial toll free:  800-366-7417 or  International:  303-262-2193.  To view the presentation, please copy and paste the following link into your browser:
https://falconstor.webex.com/falconstor/j.php?ED=85739507&UID=29798062
Follow the instructions to register and join this meeting.
Meeting Name: FalconStor Q1 2005 Earnings
Meeting password: ipstor
Meeting number: 764 711 793
A conference call replay will be available  beginning 4/27 at 6:30 PM ET through
6:30  PM on  4/28.  To  listen  to the  replay  of the  call,  dial  toll  free:
800-405-2236 or International:  303-590-3000,  passcode: 11028096#, or visit our website at www.falconstor.com/investors.asp.

ABOUT FALCONSTOR
FalconStor  Software,  Inc.  (Nasdaq:  FALC) is a leading  developer  of network storage software  designed to optimize the storage,  protection and availability of enterprise data. FalconStor's flagship product,  IPStor, enables corporate IT to deploy a hardware-agnostic,  network-centric foundation to maximize operating efficiency and business continuity, and to meet the availability requirements of mission-critical  applications.  IPStor-powered  network  storage  solutions are available  and  supported  by major  OEMs,  as well as  system  integrators  and resellers worldwide.

Founded in 2000,  FalconStor  is  headquartered  in  Melville,  NY, with offices throughout  Europe  and the Asia  Pacific  regions  including  Paris,  Tokyo and
Taiwan. FalconStor is an active member of the Technical Support Alliance Network
(TSANet),  Storage  Networking  Industry  Association  (SNIA) and Fibre  Channel

                                       2

Industry Association (FCIA). For more information,  visit  www.falconstor.com or call 1-631-777-5188.

This press release  includes  forward-looking  statements  that involve risk and uncertainties  that could cause  actual  results to differ  materially  from the forward-looking  statements.  These risks and uncertainties  include:  delays in product  development;  market acceptance of FalconStor's  products and services;
technological  change in the storage and networking  industries;  competition in the network storage software market;  the potential  failure of FalconStor's OEM partners to introduce or to market products incorporating FalconStor's products;
intellectual  property issues;  and other risk factors discussed in FalconStor's reports on Forms 10-K,  10-Q and other  reports  filed with the  Securities  and
Exchange Commission.

                                       ###

FalconStor  and IPStor are  trademarks  or  registered  trademarks of FalconStor
Software,  Inc.  All other  company and product  names  contained  herein may be trademarks of the respective holders.

                   FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                                             March 31,     December 31,
                                                              2005            2004
                                                           -----------     ------------
                                                           (unaudited)
ASSETS
Current assets:
   Cash and cash equivalents .........................     $17,335,370     $15,484,573
   Marketable securities .............................      16,481,269      18,488,616
   Accounts receivable, net ..........................      10,203,302      10,269,822
   Prepaid expenses and other current assets .........         764,320         629,036
                                                           -----------     -----------

            Total current assets .....................      44,784,261      44,872,047
                                                           -----------     -----------

Property and equipment, net ..........................       4,592,827       4,662,269
Goodwill .............................................       3,512,796       3,512,796
Other intangible assets, net .........................         274,465         307,620
Other assets .........................................       2,385,584       2,719,460
                                                           -----------     -----------

            Total assets .............................     $55,549,933     $56,074,192
                                                           ===========     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable ..................................     $   748,049     $   821,433
   Accrued expenses ..................................       3,100,726       3,501,034
   Deferred revenue ..................................       4,831,781       4,097,279
                                                           -----------     -----------

            Total current liabilities ................       8,680,556       8,419,746

Deferred revenue .....................................       1,291,315       1,290,496
                                                           -----------     -----------

            Total liabilities ........................       9,971,871       9,710,242
                                                           -----------     -----------

Commitments

            Total stockholders' equity ...............      45,578,062      46,363,950
                                                           -----------     -----------

            Total liabilities and stockholders' equity     $55,549,933     $56,074,192
                                                           ===========     ===========

                                       4

                   FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                   Three Months Ended
                                                                                         March 31,
                                                                             --------------------------------
                                                                                2005                  2004
                                                                             (unaudited)          (unaudited)
                                                                             -----------          -----------

Revenues:
Software license revenue.............................................        $ 6,282,509         $ 3,547,831
Maintenance revenue..................................................          1,530,174             821,853
Software services and other revenue..................................            579,353             889,114
                                                                             -----------         -----------
                                                                               8,392,036           5,258,798
                                                                             -----------         -----------

Operating expenses:
Amortization of purchased and capitalized software...................            222,583             415,048
Cost of software services and other revenue..........................          1,327,217             978,005
Software development costs...........................................          2,667,391           2,161,916
Selling and marketing................................................          3,505,219           3,313,538
General and administrative...........................................            986,026             810,643
                                                                             -----------         ------------
                                                                               8,708,436           7,679,150
                                                                             -----------         ------------
           Operating loss............................................           (316,400)         (2,420,352)
                                                                             -----------         ------------

Interest and other income............................................            186,586             202,925
                                                                             -----------         ------------

Loss before income taxes.............................................           (129,814)          (2,217,427)
                                                                             -----------         ------------

Provision for income taxes...........................................              4,015                4,080
                                                                             -----------         ------------

Net loss.............................................................        $  (133,829)        $ (2,221,507)
                                                                             ============        =============

Basic and diluted net loss per share.................................        $     (0.00)        $      (0.05)
                                                                             ============        =============

Weighted average basic and diluted shares
outstanding..........................................................         47,528,874           46,638,740
                                                                             ============        ============